UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2004

TORRENT ENERGY CORPORATION.
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

000-19949
(Commission File Number)

84-0503749
(IRS Employer Identification No.)

528-666 Burrard Street, Vancouver, BC V6C 2X8
(Address of principal executive offices and Zip Code)

604-639-3178
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year End

On August 20, 2004, by unanimous consent of the board of directors, the Company created a class of Series B Convertible Preferred Stock (the "Series B Stock"). The Series B Stock consists of 5,000 shares with a par value $.01 per share and have certain special rights and restrictions as set out in the Certificate of Designation set out in the Articles of Amendment. The Series B Stock became effective on August 24, 2004 with the filing of Articles of Amendment with the Colorado Secretary of State. A copy of the Articles of Amendment are attached as an exhibit to this current report.

Item 7.01 Regulation FD Fair Disclosure.

On August 27, 2004, we closed a private placement with Cornell Capital Partners, LP resulting in the issuance of 2,200 shares of Series B Stock and gross proceeds of $2,200,000 (the "Private Placement"). The Series B Stock is convertible into common stock at any time by dividing the dollar amount being converted by the lower of $1.20 or 80% of the volume weighted average trading price per common share of our company for 10 trading days. The holder of the Series B Stock may only convert up to $250,000 of Series B Stock into common shares in any 30 day period. The Company may redeem the Series B Stock by paying 120% of the invested amount together with any unpaid dividends. As a condition of the Private Placement we agreed to file a registration statement registering up to 5,000,000 shares of common stock (the "Registration Statement") in order to receive all of the proceeds of the Private Placement.

The gross proceeds of the Private Placement will be paid as follows:

(i) $1,100,000 was paid on closing;

(ii) $550,000 on the fifth business day following the filing date of the Registration Statement; and

(iii) $550,000 on the fifth business day following the effective date of the Registration Statement.

The gross proceeds from the Private Placement will be used for further property lease acquisition, exploration, drilling, a shareholder awareness program and working capital.

The Investment Agreement and Registration Rights Agreement are attached as exhibits to this current report.

Item 9.01 Financial Statements and Exhibits

Exhibits

3.1 Articles of Amendment filed with the Colorado Secretary of State on August 24, 2004.

10.1 Investment Agreement between Cornell Capital Partners, LP and Torrent Energy Corp. dated August 27, 2004.

10.2 Registration Rights Agreement between Torrent Energy Corp. and Cornell Capital Partners, LP dated August 27, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORRENT ENERGY CORPORATION

/s/ Thomas Mills
Thomas Mills, President and Director

Date: September 1, 2004